EXHIBIT 10.1

FORBEARANCE TO
AMENDED AND RESTATED CREDIT AGREEMENT

This FORBEARANCE TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Forbearance”), dated as of May 13, 2021 (the “Forbearance Date”), is made between GALAXY GAMING, INC., a Nevada corporation (the “Borrower”), and ZIONS BANCORPORATION, N.A. dba NEVADA STATE BANK, a Nevada state banking corporation (the “Lender”).

RECITALS

A.          The Lender and the Borrower entered into an Amended and Restated Credit Agreement, dated as of March 29, 2021 (as amended, restated, or otherwise modified, the “Credit Agreement”), pursuant to which the Lender agreed to extend credit to the Borrower.

B.          The Borrower has informed the Lender that as a result of the COVID-19 worldwide pandemic, the Borrower is likely to fail to comply with the financial covenants in Section 6.16(b) (Total Leverage Ratio) and Section 6.21 (Minimum EBITDA) of the Credit Agreement for the measurement dates of June 30, 2021 and September 30, 2021, each of which failures would constitute an Event of Default under Section 7.l(c) of the Credit Agreement (collectively, the “Potential Defaults”).

C.          The Borrower has requested that the Lender forbear from exercising its rights and remedies under the Credit Agreement and the other Loan Documents with respect to the Potential Defaults, and, subject to compliance with the terms and conditions set forth in this Forbearance, the Lender has agreed to forbear.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows.

Section 1.          Capitalized Terms. Capitalized terms not defined shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

Section 2.          Definition.

“Additional Event of Default” shall mean either (a) the Borrower’s failure to comply with any term or condition of this Forbearance or (b) the occurrence of an Event of Default other than the Potential Defaults, whether the same occurred before, on, or after the Forbearance Date.

Section 3.          Acknowledgment of Indebtedness and Lender’s Right to Payment. The Borrower hereby acknowledges and agrees as follows:

(a)         As of the Forbearance Date, the principal balance due on the Obligations in respect of the Loans owing under the Credit Agreement is as follows:

Term Loan: $6,771,000

Revolving Loan: $1,000,000

(b)         The Obligations in respect of the Loans arising under the Loan Documents also include interest, fees, and expenses as set forth in the Loan Documents.

(c)         As of the Forbearance Date, the Obligations of the Borrower to the Lender as described in Sections 3(a) and 3(b) above are owing by the Borrower to the Lender without any existing defense, deduction, offset, or counterclaim.

(d)         As of the Forbearance Date, the Loan Documents executed by the Borrower are the legal, valid, and binding obligations of the Borrower and enforceable against the Borrower in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and by general principles of equity), without any existing defenses, deductions, offsets, or counterclaims.

Section 4.          Forbearance. The Lender agrees that it will forbear from exercising any of its rights or remedies under the Loan Documents as the result of the Potential Defaults, until the earliest to occur of the following:

(a)         any Additional Event of Default occurs under the Loan Documents;

(b)         any representation or warranty of the Borrower made herein or in the Loan Documents shall prove to be false, misleading, or incorrect in any material respect;

(c)         the occurrence after the Forbearance Date of any event that constitutes a Material Adverse Occurrence, other than the Potential Defaults;

(d)         any judicial, administrative, or arbitration proceeding is initiated or joined by the Borrower against the Lender; and

(e)         October 1, 2021 (the “Forbearance Termination Date”)

(each, a “Forbearance Termination Event”). The foregoing agreement to forbear is for the limited purpose set forth herein, shall be limited to the precise meaning of the words as written herein, and shall not be deemed to (x) be a consent to any waiver or modification of any term or condition of the Loan Documents, except as otherwise expressly set forth herein, or (y) subject to giving effect to this Forbearance, prejudice any right or remedy that the Lender may now have or may have in the future under or in connection with the Loan Documents, including, without limitation, any right to apply proceeds of the Security Documents Collateral to the Obligations. The Borrower acknowledges that the Lender has no obligation to forbear beyond the Forbearance Termination Date, extend the Forbearance Termination Date, or grant any other forbearance. All reasonable expenses incurred by the Lender in entering, administering, and enforcing this Forbearance will be reimbursed by the Borrower.

Section 5.          Effect of Termination of Forbearance Period. Upon the occurrence of a Forbearance Termination Event other than the occurrence of the Forbearance Termination Date, the Lender shall give the Borrower written notice thereof in conformance with Section 8.4 (Notices) of the Credit Agreement, which notice shall state with specificity the Forbearance Termination Event, following which, the Lender shall be entitled to exercise any and all rights and remedies available under the Loan Documents, under this Forbearance, under any other agreement between the Borrower and the Lender or at law or in equity arising from and by reason of the applicable Forbearance Termination Event. Upon the occurrence of the Forbearance Termination Date, if the conditions set forth in Section 6 below have been satisfied, then no Event of Default shall be deemed to have occurred with respect to any Potential Defaults, and the Lender shall permanently refrain from exercising any right or remedy that Lender may now or hereafter have under or in connection with the Loan Documents arising from or by reason of the occurrence of any Potential Defaults. Nothing in this Forbearance limits the rights of the Lender at any time on or after the occurrence of a Forbearance Termination Event other than the occurrence of the Forbearance Termination Date to foreclose on any Security Documents Collateral that secures the Obligations by reason of the occurrence of an Event of Default.

Section 6.          Conditions to Effectiveness of Forbearance. The following conditions shall constitute forbearance conditions, the satisfaction of each and every one of which shall be a condition to the agreement of the Lender to forbear as set forth in Sections 4 and 5 hereof.

6.1         Documents. The Lender shall have received this Forbearance executed by a duly authorized officer of the Borrower.

6.2         Fees and Expenses. The Lender shall have received all fees and other amounts due and payable by the Borrower on or prior to the date hereof, including the reasonable fees and expenses of counsel to the Lender payable pursuant to Section 8.2 (Expenses) of the Credit Agreement.

6.3         Other Matters. All corporate and legal proceedings relating to the Borrower and all instruments and agreements in connection with the transactions contemplated by this Forbearance shall be satisfactory in scope, form and substance to the Lender and its counsel, and the Lender shall have received all information and copies of all documents including records of corporate proceedings, as the Lender or its counsel may reasonably have requested, such documents where appropriate to be certified by proper corporate or governmental authorities.

Section 7.          Representations, Warranties, Authority.

7.1         Reassertion of Representations and Warranties, No Default. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Forbearance all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct, and complete in all material respects as of the date hereof as though made on and as of such date, except (i) for changes permitted by the terms of the Credit Agreement and (ii) to the extent such representation or warranty relates to an earlier specified date, in which case such representation or warranty is reaffirmed as true and correct in all material respects as to such date and there will exist no Default or Event of Default under the Credit Agreement on such date which has not been cured or waived by the Lender.

7.2         Authority, No Conflict, No Consent Required, Enforceability. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Forbearance and has duly authorized as appropriate the execution and delivery of the Forbearance by proper corporate action, and neither the Forbearance nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument, or indenture to which the Borrower is a party or a signatory or a provision of the Borrower’s articles of incorporation, bylaws or any other agreement or requirement of law, or results in the imposition of any lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lender. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Forbearance or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except (a) for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lender and (b) for those which the Borrower will make, obtain, or provide upon the consummation of this Forbearance and as to which the Borrower will promptly deliver certified copies of documents evidencing each such action to the Lender. The Borrower represents and warrants that the Forbearance constitutes the legal, valid, and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium, and other similar laws affecting creditors’ rights generally and subject to limitations on the availability of equitable remedies.

7.3         No Adverse Claim. The Borrower warrants, acknowledges, and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset, or counterclaim to any claim of the Lender with respect to the obligations.

Section 8.          Affirmation of Credit Agreement, Further References, Affirmation of Security Interest. The Lender and the Borrower each acknowledge and affirm that the Credit Agreement is hereby ratified and confirmed in all respects and all terms, conditions, and provisions of the Credit Agreement and the other Loan Documents, except as waived by this Forbearance, shall remain unmodified and in full force and effect. The Borrower confirms to the Lender that the Obligations are and continue to be secured by the security interest granted by the Borrower in favor of the Lender under the Security Agreement and all of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants, and representations of the Borrower under the Security Agreement and any other documents or agreements entered into with respect to the obligations under the Credit Agreement are incorporated by reference and are ratified and affirmed in all respects by the Borrower.

Section 9.          Merger and Integration, Superseding Effect. This Forbearance, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Forbearance all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Forbearance shall control with respect to the specific subjects hereof and thereof.

Section 10.         Severability. Whenever possible, each provision of this Forbearance and any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid, and enforceable under the applicable law of any jurisdiction, but, if any provision of this Forbearance or any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid, or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity, or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Forbearance or any other statement, instrument, or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity, or enforceability of such provision in any other jurisdiction.

Section 11.        Successors. This Forbearance shall be binding upon the Borrower, the Lender, and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender, and their respective successors and assigns.

Section 12.        Legal Expenses. As provided in Section 8.2 (Expenses) of the Credit Agreement, the Borrower agrees to reimburse the Lender upon demand for all reasonable out-of-pocket expenses (including filing and recording costs and fees, charges, and disbursements of outside counsel to the Lender) incurred in connection with the negotiation, preparation, enforcement, and collection of this Forbearance and all other documents negotiated and prepared in connection with this Forbearance.

Section 13.        Headings. The headings of various sections of this Forbearance have been inserted for reference only and shall not be deemed to be a part of this Forbearance.

Section 14.        Counterparts. This Forbearance may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to this Forbearance may execute any such agreement by executing a counterpart of such agreement.

Section 15.        Governing Law. THE FORBEARANCE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF.

Section 16.         Acknowledgement and Release. IN ORDER TO INDUCE THE LENDER TO ENTER INTO THIS FORBEARANCE, THE BORROWER: (A) REPRESENTS AND WARRANTS TO THE LENDER THAT NO EVENTS HAVE TAKEN PLACE AND NO CIRCUMSTANCES EXIST AT THE DATE HEREOF WHICH WOULD GIVE THE BORROWER THE RIGHT TO ASSERT A DEFENSE, OFFSET, OR COUNTERCLAIM TO ANY CLAIM BY THE LENDER FOR PAYMENT OF THE OBLIGATIONS; AND (B) HEREBY RELEASES AND FOREVER DISCHARGES THE LENDER AND ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, AND PARTICIPANTS FROM ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, PROCEEDINGS, DEBTS, SUMS OF MONEY, COVENANTS, CONTRACTS, CONTROVERSIES, CLAIMS, AND DEMANDS, AT LAW OR IN EQUITY, WHICH THE BORROWER EVER HAD OR NOW HAS AGAINST THE LENDER OR ANY OF ITS SUCCESSORS, ASSIGNS, DIRECTORS, OFFICERS, AGENTS, EMPLOYEES, OR PARTICIPANTS BY VIRTUE OF THEIR RELATIONSHIP TO THE BORROWER IN CONNECTION WITH THIS FORBEARANCE, THE CREDIT AGREEMENT, THE LOAN DOCUMENTS, AND TRANSACTIONS RELATED THERETO.

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IN WITNESS WHEREOF, the parties hereto have caused this Forbearance to be executed as of the date first above written.

BORROWER:

GALAXY GAMING, INC.

By:	/s/Harry Hagerty
Name:	Harry Hagerty
Title:	Chief Financial Officer

LENDER:

ZIONS BANCORPORATION, N.A. DBA NEVADA STATE BANK

By:	/s/Jamie Gazza
Name:	Jamie Gazza
Title:	Senior Gaming Director

REAFFIRMATION OF GUARANTY

May 13, 2021

Reference is made to that certain:

(1)
Amended and Restated Credit Agreement, dated as of March 29, 2021 (as amended, restated, or otherwise modified, the “Credit Agreement”), between GALAXY GAMING, INC., a Nevada corporation (the “Borrower”), and ZIONS BANCORPORATION, N.A. dba NEVADA STATE BANK, a Nevada state banking corporation (the “Lender”);

(2)	Forbearance to Amended and Restated Credit Agreement, dated as of the date hereof, 2021 (the “Forbearance”), between the Borrower and the Lender; and

(3)
Guaranty, dated as of March 29, 2021 (as amended, restated, or otherwise modified, the “Guaranty”), made by PROGRESSIVE GAMES PARTNERS LLC, an Isle of Man limited liability company (the “Guarantor”), in favor of the Lender.

The Guarantor ratifies and affirms all of the terms, covenants, conditions, and obligations of the Guaranty and acknowledges and agrees that the guaranteed obligations under the Guaranty shall apply to all of the Obligations (as defined in the Credit Agreement) of the Borrower to the Lender under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement). The Guarantor acknowledges and agrees that this Reaffirmation of Guaranty shall not be deemed a course of conduct, a waiver, or an amendment of the provisions of the Guaranty, and that the Guaranty continues in full force and effect and does not require the Guarantor’s consent to the actions taken under the Forbearance.

GUARANTOR:

PROGRESSIVE GAMES PARTNERS LLC

By:	GALAXY GAMING, INC.
Its:	Sole Member

By:	/s/ Harry Hagerty
Name:	Harry Hagerty
Title:	CFO